B5 Inventories	12 Months Ended
Dec. 31, 2021
Disclosure Of Inventories [Abstract]
B5 Inventories

Inventories

Inventories
	2021	2020
Raw materials, components, consumables and manufacturing work in progress	11,584	9,510
Finished products	11,207	8,709
Contract work in progress	12,373	9,878
Inventories, net	35,164	28,097
The amount of inventories recognized as expense and included in Cost of sales was SEK 60,362 (61,647) million.
Contract work in progress consists of costs incurred to date on standard and customised solutions where the performance obligations are yet to be fully delivered. These costs will be recognized as cost of sales when the related revenue is recognized in the income statement.
Reported amounts are net of obsolescence allowances of SEK 3,676 (3,627) million.

Movements in obsolescence allowances
	2021	2020
Opening balance	3,627	3,386
Additions, net	1,378	2,266
Utilization	(1,457)	(1,781)
Translation differences	128	(244)
Closing balance	3,676	3,627